SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 20, 2001
                                                           -------------


                         Commission file number: 0-9831
                                                --------


                               LIZ CLAIBORNE, INC.
              ----------------------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)


          Delaware                                          13-2842791
------------------------------                     -----------------------------
      (State or other                                   (I.R.S. Employer
      jurisdiction of                                  Identification No.)
       incorporation)



     1441 Broadway, New York, New York                          10018
---------------------------------------------          -------------------------
  (Address of principal executive offices)                    (Zip Code)



                                 (212) 354-4900
              ----------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



                                 NOT APPLICABLE
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On July 19, 2001, Liz Claiborne, Inc., a Delaware corporation (the "Company") (NYSE: LIZ), issued a press release (the "Press Release") announcing its 2001 second quarter results. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  EXHIBIT    DESCRIPTION

   99.1      Press Release of Liz Claiborne, Inc., dated July 19, 2001.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LIZ CLAIBORNE, INC.


      Dated: July 20, 2001      By:      /s/ Michael Scarpa
                                         ------------------
                                Name:    Michael Scarpa
                                Title:   Chief Financial Officer

                                  EXHIBIT INDEX





  EXHIBIT    DESCRIPTION

   99.1      Press Release of Liz Claiborne, Inc., dated July 19, 2001.